UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   October 29, 2004
                                                   -----------------------------

                            A-FEM MEDICAL CORPORATION
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             (Exact name of registrant as specified in its charter)

            Nevada                    000-17119                  33-0202574
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(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)

321 Norristown Road, Suite 230, Ambler, Pennsylvania                  19002
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      (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code        (215) 540-4310
                                                   -----------------------------

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          (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On November 2, 2004, the registrant filed a Form 8-K (dated October 29,
2004) with the U.S. Securities and Exchange Commission (the "Report"). This report amends the Report, which is incorporated in this report by reference.
The Stock and Warrant Purchase Agreement (defined in the Report as the
"Agreement") with Goldman, Sachs & Co. and the buyers described in the Report, and the other documents described in the Report, were not filed or furnished as exhibits to the Report, and have not been filed or furnished as exhibits to any later periodic or other report by the registrant. That Agreement and such other documents are being filed with this Form 8-K/A.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial  Statements  of  Business  Acquired.

          Not applicable.


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     (b)  Pro  Forma  Financial  Information.

          Not applicable.

     (c)  Exhibits.

          See Exhibit Index, below.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       A-FEM MEDICAL CORPORATION
                                       ----------------------------------------
                                             (Registrant)

Date  November 14, 2005                /s/ Walter Witoshkin
     -----------------------------     ----------------------------------------
                                       Walter Witoshkin, President and Chief
                                       Executive Officer
                                             (Signature)





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
                                     EXHIBIT INDEX


Exhibit No.  Description
-----------  ------------
10.1         Stock and Warrant Purchase Agreement

10.2 Warrant to Purchase Common Stock between A-Fem Medical Corporation and Goldman, Sachs & Co.

10.3 Investor Rights Agreement among A-Fem Medical Corporation and named investors

10.4         Co-Sale Rights Agreement among A-Fem Medical Corporation, Goldman,
             Sachs & Co. and named investors

10.5         Amended and Restated Registration Rights Agreement between A-Fem
             Medical Corporation and Capital Consultants LLC


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